                                                                     Exhibit 3.9


                 RECORD OF CHARTERS, 46-47, STATE OF MISSISSIPPI

--------------------------------------------------------------------------------
MISSISSIPPI, PTG. CO. VICKSBURG 27930
--------------------------------------------------------------------------------

No. 123 W                THE CHARTER OF INCORPORATION OF

                         SOUTHERN JITNEY JUNGLE COMPANY


      1. The corporate title of said company is Southern Jitney Jungle Company.

      2. The names of the incorporators are:

            W. H. Holman            Postoffice        Jackson, Miss.
            Elise M. Holman         Postoffice        Jackson, Miss.
            W. B. McCarty           Postoffice        Jackson, Miss.
            Elizabeth A. McCarty    Postoffice        Jackson, Miss.
            J. M. Holman            Postoffice        Jackson, Miss.
            Charline G. Holman      Postoffice        Jackson, Miss.

      3. The domicile is at Jackson, Mississippi.

      4. Amount of capital stock and particulars as to class or classes thereof:
$50,000.00 of capital stock, all of the same class.

      5. Number of shares for each class and par value thereof: 500 shares capital stock, all of the same class, having a par value of $100.00 per share.

      6. The period of existence (not to exceed fifty years) is 50 years.

      7. The purpose for which it is created: To acquire by purchase, or otherwise, to own and operate a chain of retail grocery stores and markets in various cities and towns in the state of Mississippi, and elsewhere, together with such bakery, delicatessen, lunch counter, or lunch room departments as may be desirable; and to buy, own, hold, lease, improve, enlarge and use such real estate and personal property, and to construct such buildings as may be necessary or useful in the conduct of such business, and to sell, mortgage or hypothecate the same, and generally to do and perform all such acts, and enter into and perform such contracts, and to borrow such money, with security or otherwise as may be usual, incident or necessary to the business aforesaid.

            The rights and powers that may be exercised by this corporation, in addition to the foregoing, are those conferred by Chapter 4, Title 21, Code of Mississippi of 1942, and amendments thereto.

      8. Number of Shares of each class to be subscribed and paid for before the corporation may begin business.

            100 shares of capital stock, all of the same class.

                                              W. B. McCarty
                                              Charline G. Holman
                                              Elise M. Holman
                                              J. M. Holman
                                              W. H. Holman
                                              Elizabeth A. McCarty Incorporators

                                 ACKNOWLEDGMENT

STATE OF MISSISSIPPI )
COUNTY OF HINDS.     )

            This day personally appeared before me, the undersigned authority in and for said county and state, W. H. Holman, Elise M. Holman, W. B. McCarty, Elizabeth A. McCarty, J. M. Holman and Charline G. Holman incorporators of the corporation known as the Southern Jitney Jungle Company who acknowledged that
(they) signed and executed the above and foregoing articles of incorporation as (their) act and deed on this the 24th day of April, 1946.

(SEAL OF NOTARY PUBLIC)                          Eckford Bell, Notary Public

My Commission Expires April 22, 1947.

      Received at the office of the Secretary of State this the 24th day of April, A. D., 1946, together with the sum of $110.00 deposited to cover the recording fee, and referred to the Attorney General for his opinion.

                                                 Walker Wood, Secretary of State

Jackson, Miss., April 25th, 1946.

            I have examined this charter of incorporation and am of the opinion that it is not violative of the Constitution and laws of the state, or of the United States.

                                           Greek L. Ride, Attorney General
                                   By W. B. Fontaine, Assistant Attorney General

STATE OF MISSISSIPPI
EXECUTIVE OFFICE, JACKSON.

            The within and foregoing Charter of Incorporation of SOUTHERN JITNEY JUNGLE COMPANY is hereby approved.
(GREAT SEAL)      In testimony whereof, I have hereunto set my hand and caused the Great Seal of the State of Mississippi to be affixed, this Twenty-fifth day of April, 1946.

By the Governor:                                 Thos. L. Bailey, GOVERNOR

Walker Wood, Secretary of State

Recorded: April 25th, 1946.

      See File                $20.00                            702203
================================================================================

                              State of Mississippi

                                     [SEAL]

                          Office of Secretary of State

                                    Jackson

                            CERTIFICATE OF AMENDMENT

                                       of

                         SOUTHERN JITNEY JUNGLE COMPANY

      The undersigned, as Secretary of State of the State of Mississippi, hereby certifies that duplicate originals of Articles of Amendment to the Articles of Incorporation of the above corporation duly signed and verified pursuant to the provisions of the Mississippi Business Corporation Act, have been received in this office and are found to conform to law.

      ACCORDINGLY the undersigned, as such Secretary of State, and by virtue of the authority vested in him by law, hereby issues this Certificate of Amendment to the Articles of Incorporation and attaches hereto a duplicate original of the Articles of Amendment.


                                         Given under my hand and Seal of Office,
                                         this the 26th day of June 1986.
         Seal

                                            /s/ [Illegible]
                                            SECRETARY OF STATE.
C-11

================================================================================

                                                                        FILED
                                                                    JUN 26, 1986
                                                                     Dick Molpus
                                                                      SECRETARY
                                                                       OF STATE

                          (TO BE EXECUTED IN DUPLICATE)

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                         SOUTHERN JITNEY JUNGLE COMPANY

      Pursuant to the provisions of Section 61 of Mississippi Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

      FIRST: The name of this corporation is Southern Jitney Jungle Company.

      SECOND: The following amendment of the Articles of Incorporation was adopted by the shareholders of the corporation on June 25, 1986 in the manner prescribed by the Mississippi Business Corporation Act:

                               (Insert Amendment)

            "The corporation elects not to be governed by the Mississippi Shareholder Protection Act, Mississippi Code Annotated Section 79-25-1."

      THIRD: The number of shares of the corporation outstanding at the time of such adoption was 489 and the number of shares entitle to vote thereon was 489.

      FOURTH: The designation and number of outstanding shares of each class entitled to vote thereon as a class were as follows:

         Class                      (Note 1)         Number of Shares

                                      None


C-10                                  -1-

      FIFTH: The number of shares voted for such amendment was 471; and the number of shares voted against such amendment was 0.

      SIXTH: The number of shares of each class entitled to vote thereon as a class voted for and against such amendment; respectively, was:

                                                      Number of Shares Voted
                  Class             (Note 1)         For               Against

                                      None

      SEVENTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows: (Note 2)

                                    No Change

      EIGHTH: The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital (expressed in dollars) as changed by such amendment, are as follows: (Note 2)

                                    No Change

      Dated June 25, 1986                        Southern Jitney Jungle Company
                                             -----------------------------------
                                                    (Exact Corporate Title)


                                             By /s/ W.H. Holman, Jr.
                                                -------------------------------
                                                    Its ____________ President

Notes: 1. If inapplicable, insert "None",
       2. If inapplicable, insert "No Change".


                                             By /s/ Roger P. Friou
                                                -------------------------------
                                                    Its ____________ Secretary

STATE OF MISSISSIPPI    }
                        } SS.
COUNTY OF HINDS         }

      I, Lora Dean, a notary public, do hereby certify that on this 25th day of June, 1986, personally appeared before me W.H. Holman, Jr., who, being by me first duly sworn, declared that he is the President of Southern Jitney Jungle Company, that he executed the foregoing document as President of the corporation, and that the statements therein contained are true.


                                             /s/ Lora Dean
                                             ----------------------------------
                                                     Notary Public

My commission expires My Commission Expires Sept. 16, 1988
(NOTARIAL SEAL)


C-10                                  -2-

STATE OF MISSISSIPPI    }
                        } SS.
COUNTY OF HINDS         }

      I, Lora Dean, a notary public, do hereby certify that on this 25th day of June, 1986, personally appeared before me Roger P. Friou, who, being by me first duly sworn, declared that he is the Secretary of Southern Jitney Jungle Company, that he executed the foregoing document as Secretary of the corporation, and that the statements therein contained are true.


                                             /s/ Lora Dean
                                             ----------------------------------
                                                     Notary Public

My commission expires My Commission Expires Sept. 16, 1988
(NOTARIAL SEAL)

                                   [Illegible]

                                                                   228213

                              ARTICLES OF AMENDMENT
                            (Attach conformed copy)
                          |X| PROFIT     |_| NONPROFIT
                             (Mark appropriate box)

      The undersigned corporation, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby executes the following document and sets forth:

1.    The name of the corporation is Southern Jitney Jungle Company

2.    Set forth the text of each amendment adopted. (Attach page.)

3. If a profit amendment provides for an exchange, reclassification, or cancellation of issued shares, set forth the provisions for implementing the amendment if they are not contained in the amendment itself. (Attach page.)

4. The amendment(s) was (were) adopted July 20, 1986 by Shareholders on Board's recommendation

                             FOR PROFIT CORPORATION

      (a) adopted by |_| the incorporators |_| directors without shareholder action and shareholder action was not required. (Check appropriate box.)

                            FOR NONPROFIT CORPORATION

      (b) adopted by |_| board of directors |_| incorporators without member action and member action was not required. (Check appropriate box.)

                             FOR PROFIT CORPORATIONS

5.    If the amendment was approved by shareholders:

      (a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting was:

                  No. outstanding      No. of votes            No. of votes
  Designation         shares       entitled to be cast  indisputably represented
  -----------     ---------------  -------------------  ------------------------

All Common Stock       491                 491                     413
----------------  ---------------  -------------------  ------------------------

----------------  ---------------  -------------------  ------------------------

      (b) Either the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was:

                                 Total no. of          Total no. of
        Voting group            votes cast FOR      votes cast AGAINST
        ------------            --------------      ------------------

        All Common Stock              413                   0
      ---------------------  ---------------------  ------------------

      ---------------------  ---------------------  ------------------

            or the total number of undisputed votes cast for the amendment by each voting group was:

                                            Total no. of undisputed
                       Voting group          vote cast FOR the plan
                       ------------          ----------------------

                    --------------------  ----------------------------

                    --------------------  ----------------------------

      and the number cast for the amendment by each voting group was sufficient for approval by that voting group.


                           FOR NONPROFIT CORPORATIONS

6.    If the amendment was approved by the members:

      (a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and number of votes of each class indisputably represented at the meeting was:

                  No. memberships      No. of votes            No. of votes
  Designation       outstanding    entitled to be cast  indisputably represented
  -----------     ---------------  -------------------  ------------------------

----------------  ---------------  -------------------  ------------------------

----------------  ---------------  -------------------  ------------------------

      (b)   Either

            (i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was:

                            Total no. of votes cast    Total no. of votes cast
        Voting class          FOR the amendment         AGAINST the amendment
        ------------        -----------------------    -----------------------

    ---------------------  ------------------------   ------------------------

    ---------------------  ------------------------   ------------------------

            or

            (ii) the total number of undisputed votes cast for the amendment by each class was:

                                                Total no. of
                                            undisputed votes cast
                       Voting group           FOR the amendment
                       ------------         ---------------------

                    --------------------  ----------------------------

                    --------------------  ----------------------------

      and the number cast for the amendment by each class was sufficient for approval by that voting group.

BY Roger P. Friou, Executive Vice-President & Secretary     /s/ Roger P. Friou
   -----------------------------------------------------------------------------
             PRINTED NAME/CORPORATE TITLE                        SIGNATURE

                       [Letterhead of Elise V. Williams]

August 3, 1988

Secretary of State
Corporations Division
P.O. Box 136
Jackson, MS 39205

Dear Sir:

      Enclosed please find an original and two copies of the Articles of Amendment for Southern Jitney Jungle Company and a check payable to the Secretary of State in the amount of Fifty Dollars ($50.00).

      If everything is in order, please return a conformed copy to me.

      Thank you for your assistance in this matter.

                                          Sincerely,



                                          /s/ Elise V. Williams

                                          Elise V. Williams

EVW:mc

Encls.

                              ARTICLES OF AMENDMENT

                                     PROFIT

      The undersigned corporation, pursuant to Section 79-4-10.06 of the Mississippi Code of 1972, hereby executes the following document and sets forth:

1.    The name of the corporation is Southern Jitney Jungle Company.

2.    The text of the amendment adopted to Article 6 is attached as Exhibit "A".

3.    The amendment was adopted October 16, 1991.

4. The amendment was adopted by the board of directors without shareholder action, and shareholder action was not required.

5.    The text of the amendment adopted as Article 10 is attached as Exhibit
      "B".

6.    The amendment was adopted October 16, 1991.

7. (a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting was:

                                          No. of Votes         No. of Votes
Designation         No. Outstanding       Entitled to be       Indisputably
 of Shares              Shares                Cast             Represented
------------        ---------------       --------------       ------------

Common stock             4910                  4910                4070

      (b) The total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was:


                     Total No. of              Total No. of Votes
Voting Group         Votes Cast FOR            Cast AGAINST
-------------        --------------            ------------------

Common stock              4070                        -0-

                                                       ----------------------
                                                          Time: 8:00 A.M.

                                                          Amount Received:

                                                               $50.00

                                                           Filed 12/12/91

                                                            [Illegible]
                                                        --------------------
                                                         Secretary of State
                                                        State of Mississippi
                                                       ----------------------

            DATED: November 29, 1991.

                                   SOUTHERN JITNEY JUNGLE COMPANY


                                   BY: /s/ Roger P. Friou
                                       ----------------------------------
                                       Roger P. Friou
                                       Vice Chairman of the Board, Chief
                                       Financial Officer and Secretary

                                   EXHIBIT "A"

                                       to
                              ARTICLES OF AMENDMENT
                         SOUTHERN JITNEY JUNGLE COMPANY

      6.    The duration of the corporation is perpetual.

                                     EXHIBIT "B"
                                          TO
                                ARTICLES OF AMENDMENT
                          SOUTHERN JITNEY JUNGLE CORPORATION

10. A director of the corporation shall not be liable to the corporation or its shareholders for monetary damages for any action taken, or any failure to take action, as a director, except liability for: (i) the amount of a financial benefit received by a director to which he is not entitled; (ii) an intentional infliction of harm on the corporation or the shareholders;
    (iii) a violation of Miss. Code Ann. Section 79-4-833 (1972), as amended; or (iv) an intentional violation of criminal law. No amendment or repeal of this article shall apply to or have any effect on the liability or alleged liability of any director of the corporation for or concerning any action by a director occurring prior to such amendment or repeal.

                                   RESOLUTION

      At the annual meeting of the stockholders of Southern Jitney Jungle Company, held at its office in the City of Jackson, Mississippi on July 20, 1988, pursuant to due notice, of which stockholders representing a majority of issued and outstanding stock were present, on motion, duly seconded, the following Resolution, the adoption of which was recommended to the stockholders by the Board of Directors of this Corporation, was unanimously adopted:

            RESOLVED, that the second and third lines of Paragraph No. 5 of the Charter of Incorporation of Southern Jitney Jungle Company be amended to read "Five Thousand (5000) shares of capital stock, all of the same class, having a par value of Ten Dollars ($10.00) per share"; that each share of common stock issued and outstanding be split into ten common shares through a share dividend, with each share having a par value of Ten Dollars ($10.00); that the proper officers of the corporation are hereby authorized to make, subscribe, acknowledge and execute and file or cause to be filed, such certificate or certificates as may be required under the Mississippi Business Corporation "Act for the purpose of effecting the foregoing changes; and that the Board of Directors do or cause to be done such other acts and things as in its discretion may be necessary or advisable in connection with said split effect in the form of a dividend.

F0013 - Page 1 of 3           OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                          P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
[Bar Code]                        Articles of Merger or Share Exchange
                                           Profit Corporation

The undersigned corporation pursuant to Section 79-4-11.05, as amended, hereby executes the following document and sets forth:

      1. Name of Corporation 1
      --------------------------------------------------------------------------
==>      McLemore's Wholesale & Retail Stores, Inc.
      --------------------------------------------------------------------------
      2. Name of Corporation 2
      --------------------------------------------------------------------------
==>      Southern Jitney Jungle Company
      --------------------------------------------------------------------------
      3. Name of Corporation 3
      --------------------------------------------------------------------------
==>
      --------------------------------------------------------------------------

                                                                 FILED

                                                              Mar 01 1996
                                                               ERIC CLARK
                                                           Secretary of State
                                                          State of Mississippi

                                            ---------------------------
      4. The future effective date is       March 5, 1996 at 9:00 a.m.,
        (Complete if applicable)             Central Standard Time
                                            ---------------------------

      5. The plan of merger or share exchange. (Attach page)

      6. Mark appropriate box.

      ------
==>      X      (a) Shareholder approval of the plan of merger or share exchange was not required.
      ------

      OR

      ------
==> (b) If approval of the shareholders of one or more corporations party to the merger or share exchange was required
      ------

                  (i) the designation, number of outstanding shares, and number of votes entitled to be cast by each class entitled to vote separately on the plan as to each corporation were

      Name of Corporation  Designation  No. of outstanding  No. of votes
                                        shares              entitled to be cast
      -------------------  -----------  ------------------  -------------------
==>
      -------------------  -----------  ------------------  -------------------
      -------------------  -----------  ------------------  -------------------
==>
      -------------------  -----------  ------------------  -------------------
      -------------------  -----------  ------------------  -------------------
==>
      -------------------  -----------  ------------------  -------------------

F0013 - Page 2 of 3           OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                          P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
[Bar Code]                        Articles of Merger or Share Exchange
                                           Profit Corporation

    AND EITHER

        a. the total number of votes cast for and against the plan by each class entitled to vote separately on the plan was

     Name of Corporation  Class        Total no. of votes  Total no. of votes
                                        cast FOR the Plan  cast AGAINST the Plan
     -------------------  -----------  ------------------  -------------------
==>
     -------------------  -----------  ------------------  -------------------
     -------------------  -----------  ------------------  -------------------
==>
     -------------------  -----------  ------------------  -------------------
     -------------------  -----------  ------------------  -------------------
==>
     -------------------  -----------  ------------------  -------------------

      OR

        b. the total number of undisputed votes cast for the plan separately by each class was

     Name of Corporation  Class        Total no. of undisputed
                                       votes cast FOR the Plan
     -------------------  -----------  -----------------------
==>
     -------------------  -----------  -----------------------
     -------------------  -----------  -----------------------
==>
     -------------------  -----------  -----------------------
     -------------------  -----------  -----------------------
==>
     -------------------  -----------  -----------------------


      and the number of votes cast for the plan by each class was sufficient for approval by that class.

      Name of Corporation 1

      --------------------------------------------------------------------------
      McLemore's Wholesale & Retail Stores, Inc.
      --------------------------------------------------------------------------

By:   Signature                              (Please keep writing within blocks)

                    ------------------------

                     /s/ W. H. Holman, Jr.

                    ------------------------
                    ------------------------               -------------
      Printed Name    W. H. Holman, Jr.              Title  President
                    ------------------------               -------------

F0013 - Page 3 of 3           OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
                          P.O. BOX 136, JACKSON, MS 39205-0136 (601) 359-1333
[Bar Code]                        Articles of Merger or Share Exchange
                                           Profit Corporation

Name of Corporation 2

--------------------------------------------------------------------------------
Southern Jitney Jungle Company
--------------------------------------------------------------------------------

By:   Signature                              (Please keep writing within blocks)

                    ------------------------

                     /s/ W. H. Holman, Jr.

                    ------------------------
                    ------------------------               -------------
      Printed Name    W. H. Holman, Jr.              Title  President
                    ------------------------               -------------
      Name of Corporation 1

      --------------------------------------------------------------------------

      --------------------------------------------------------------------------

By:   Signature                              (Please keep writing within blocks)

                    ------------------------



                    ------------------------
                    ------------------------               -------------
      Printed Name                                  Title
                    ------------------------               -------------

NOTE

1. If shareholder approval is required, the plan must be approved by each voting group entitled to vote on the plan by a majority of all votes entitled to be cast by that voting group unless the Act or the articles of incorporation provide for a greater vote, but not less than a majority of all votes cast at a meeting.

2. The articles cannot be filed unless the corporation(s) has (have) paid all fees and taxes (and delinquencies) imposed by law.

3. The articles must be similarly executed by each corporation that is a party to the merger.

                         AGREEMENT AND PLAN OF MERGER OF
                   McLEMORE'S WHOLESALE & RETAIL STORES, INC.,
                          A LOUISIANA CORPORATION, INTO
                         SOUTHERN JITNEY JUNGLE COMPANY,
                   A MISSISSIPPI CORPORATION, AS THE SURVIVOR

      THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of the 26th day of February, 1996, by and between McLEMORE'S WHOLESALE & RETAIL STORES, INC., a Louisiana corporation ("McLemore's"), and SOUTHERN JITNEY JUNGLE COMPANY, a Mississippi corporation ("Southern"), and being the constituent corporations in the merger provided for herein (collectively, the "Constituent Corporations").

                              W I T N E S S E T H:

      WHEREAS, McLemore's is a wholly-owned subsidiary of Southern;

      WHEREAS, the Board of Directors of each of the Constituent Corporations deems it desirable and in the best interest of the corporation that McLemore's be merged into Southern; and

      WHEREAS, in order to accomplish the objective set forth above, the Constituent Corporations desire to merge pursuant to this Agreement and consistent with the applicable laws of the States of Mississippi and Louisiana;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties agree as follows:

                                    ARTICLE I

                               THE PLAN OF MERGER

      1.01 Names of Parties. The names of the corporations proposing to merge are: McLemore's Wholesale & Retail Stores, Inc., a Louisiana corporation, and Southern Jitney Jungle Company, a Mississippi corporation. The name of the surviving corporation upon the merger is "Southern Jitney Jungle Company."

      1.02 Terms and Conditions of Merger.

      (a) Effective Time. The merger of McLemore's into Southern (the "Merger") shall become effective at 9:00 a.m., Central Standard Time, on March 5, 1996 (the "Effective Time").

      (1) McLemore's shall be merged with and into Southern and Southern shall continue its corporate existence and be the corporation surviving the Merger (the "Surviving Corporation"). The Merger shall be pursuant to the provisions of, and with the effect provided in, the Mississippi Business Corporation Act and the laws of the State of Louisiana to the extent applicable thereto. At the Effective Time, the separate corporate existence of McLemore's shall thereupon cease, and said corporation shall be merged into Southern with the effect provided in section 79-4-11.06 of the Mississippi Business Corporation Act and La. R.S. 12:112(G), et seq.

      (2) The Articles of Incorporation, as amended, of Southern shall be the Articles of Incorporation of the Surviving Corporation, until amended as provided by law.

      (3) Until altered, amended or repealed as therein provided or otherwise in accordance with law, the Bylaws of Southern that are in effect at the Effective Time shall be the Bylaws of the Surviving Corporation.

      (4) The directors of Southern shall be the directors of the Surviving Corporation until their respective successors are duly elected and qualified subject to the Bylaws thereof. Subject to the authority of the Board of Directors of the Surviving Corporation, the officers of Southern shall be the officers of the Surviving Corporation.

      (5) The corporate existence of McLemore's shall be merged into and continued in the Surviving Corporation. The established offices and facilities of Southern immediately prior to the Merger shall become the established offices and facilities of the Surviving Corporation. All rights, privileges, immunities, powers and franchises of McLemore's in and to every type of property, real, personal and mixed, and choses in action shall be transferred to and vested in the Surviving Corporation by virtue of such Merger without any deed or other document of transfer. At the Effective Time and thereafter, the Surviving Corporation, without any order or other action on the part of any court or otherwise, shall possess all rights, privileges, immunities, powers and franchises, whether of a public or private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; and all of each of the rights, privileges, immunities powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts and all other choses in action and each and every interest, of or belonging to or due to either of the

      Constituent Corporations on whatever account, shall be vested in the Surviving Corporation; and all property, rights, privileges, immunities, powers, franchises and leasehold interests, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real or personal property, vested by deed or otherwise in either of the Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; provided, however, that all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, limited in lien to the property affected by such liens immediately prior to the Effective Time, all debts, liabilities and duties of McLemore's shall thence forth attach to the Surviving Corporation and may be enforced against the Surviving Corporation to the extent as if such debts, liabilities or duties had been incurred or contracted by the Surviving Corporation; and any claim existing or action or proceeding pending by or against McLemore's may be prosecuted as if such Merger had not taken place, or the Surviving Corporation may be substituted in its place.

      1.03 Exchange of Shares. The mode of carrying into effect the Merger and the manner and basis of converting or exchanging the shares of each of the Constituent Corporations into shares of the Surviving Corporation shall be as follows:

      (a) Constituent Corporation Common Stock. Upon the Effective Time of the Merger, each issued share of Common Stock of McLemore's at such Effective Time shall be surrendered and canceled as of the Effective Time, and no shares of Common Stock of the Surviving Corporation shall be issued in exchange for all of the issued and outstanding Common Stock of McLemore's.

      (b) Surviving Corporation Common Stock. None of the shares of Common Stock of the Surviving Corporation issued and outstanding at the Effective Time shall be converted as a result of the Merger, but all of such shares shall remain issued and outstanding shares of Common Stock of the Surviving Corporation.

      1.04 Additional Terms.

      (a) Waiver of Mailing Requirement. Southern, being the sole shareholder of McLemore's, hereby waives the statutory requirements under La. R.S. 12: 112
(C)(1) of the Louisiana Business Corporation Act that a copy or summary of this Agreement be mailed to each shareholder of McLemore's expressly for the purpose of permitting McLemore's and Southern to deliver the Certificate of Merger to the Secretary of State of Louisiana and Articles of Merger to the Secretary of State of Mississippi for filing prior to thirty (30) days after the date of mailing a copy of the Agreement to each shareholder of McLemore's who does not waive the mailing requirement, as permitted by La.
R.S. 12:73 (D) of the Louisiana Business Corporation Act.

      (b) Termination. This Agreement may be terminated at any time prior to the Effective Time as provided in Article II of this Agreement.

                                   ARTICLE II

                          TERMINATION OF AGREEMENT AND
                              ABANDONMENT OF MERGER

      Anything herein to the contrary notwithstanding, this Agreement, and the Merger contemplated hereby, may be terminated at any time prior to the filing of the Articles of Merger with the Secretary of State of Mississippi or the filing of a Certificate of Merger with the Secretary of State of Louisiana by the Board of Directors of the Surviving Corporation.

      In the event of the termination or abandonment of this Agreement pursuant to the provisions of this Article II, this Agreement shall forthwith become null and void and have no effect, and there shall be no liability on the part of either party hereto.

                                   ARTICLE III

                                  MISCELLANEOUS

      3.01 Waiver. Any of the terms or conditions of this Agreement may be waived at any time by either party hereto.

      3.02 Amendment. This Agreement shall be amended, extended or canceled only by written instrument executed by or on behalf of each of the parties hereto.

      3.03. Entire Contract. This Agreement constitutes the entire contract between the parties and supersedes all other understandings with respect to the subject matter hereof.

      3.04 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Mississippi.

      IN WITNESS WHEREOF, the parties have caused this Agreement and Plan of Merger to be executed by duly authorized officers as of the 26th day of February, 1996.


                                    McLEMORE'S WHOLESALE & RETAIL
                                       STORES, INC., a Louisiana
                                       corporation


                                    By: /s/ W. H. Holman, Jr., President
                                        --------------------------------------
                                        W. H. Holman, Jr., President

Attest: /s/ David R. Black
        -------------------------
        David R. Black,
        Assistant Secretary



                                    SOUTHERN JITNEY JUNGLE COMPANY,
                                       a Mississippi corporation


                                    By: /s/ W. H. Holman, Jr., President
                                        --------------------------------------
                                        W. H. Holman, Jr., President

Attest: /s/ David R. Black
        -------------------------
        David R. Black,
        Assistant Secretary

                                                                     FILED
                                                                  MAR 05 1996
                                                                ERIC [ILLEGIBLE]
                                                                   SECRETARY
                                                                   OF STATE

                      ARTICLES OF MERGER OR SHARE EXCHANGE
                                     PROFIT

The undersigned corporations, pursuant to Section 79-4-11.05, as amended, hereby execute the following articles of merger and share exchange and set forth.

1. The names of the corporations are Southern Jitney Jungle Company, a Mississippi corporation (the "Surviving Corporation") and JJ (Southern), Inc. a Delaware corporation (the "Merging Corporation")

2.    The plan of merger or share exchange. (Attached)

3.    (Mark appropriate box.)

      ( ) (a) Shareholder approval of the plan of merger was not required.

      (X) (b) If approval of the shareholders of one or more corporations party to the merger or share exchange was required:

                  (i) the designation, number of outstanding shares, and number of votes entitled to be cast by each voting group entitled to vote separately on the plan as to each corporation were:

                                                   Number of       No. of votes
           Name of                                outstanding     entitled to be
         Corporation             Designation         shares            cast
         -----------             -----------      -----------     --------------
Southern Jitney Jungle Company     Common             4910             4910

JJ (Southern), Inc.                Common             1000             1000

      (ii) And either

against the plan by each voting group entitled to vote separately on the plan was:

                                              Total Number of  Total Number of
           Name of                            votes cast FOR      votes cast
         Corporation            Voting Group    the plan       AGAINST the plan
         -----------            ------------  ---------------  ----------------
Southern Jitney Jungle Company     Common           4910              0

JJ (Southern), Inc.                Common           1000              0

      OR

3. b. the total number of undisputed votes cast for the plan separately by each voting group was:

                                                    Total Number of
       Name of                                   Undisputed Votes Cast
     Corporation          Voting Group               FOR the Plan
   --------------         ------------           ---------------------

---------------------   -----------------------

---------------------   -----------------------

---------------------   -----------------------

and the number cast for the plan by each voting group was sufficient for approval by that voting group.

  Southern Jitney jungle Company
--------------------------------------------------------------------------------
                                        NAME OF CORPORATION

By: W. H. Holman, Jr./President           /s/ W. H. Holman
--------------------------------------------------------------------------------
  PRINTED NAME/CORPORATE TITLE               SIGNATURE

  JJ (Southern), Inc.
--------------------------------------------------------------------------------
                                        NAME OF CORPORATION

By: Harold 0. Rosser, II/President        /s/ Harold 0. Rosser
--------------------------------------------------------------------------------
  PRINTED NAME/CORPORATE TITLE               SIGNATURE


--------------------------------------------------------------------------------
                                        NAME OF CORPORATION


By: Harold 0. Rosser, II/President
--------------------------------------------------------------------------------
  PRINTED NAME/CORPORATE TITLE               SIGNATURE

NOTE

1. If shareholder approval is required, the plan must be approved by each voting group entitled to vote on the plan by a majority of all votes entitled to be cast by that voting group unless the Act or the articles of incorporation provide for a greater or lesser vote, but not less than a majority of all votes cast at a meeting.

2. The articles cannot be filed unless the corporation(s) has (have) paid all fees and taxes (and delinquencies) imposed by law.

3. The articles must be similarly executed by each corporation that is a party to the merger.

                          AGREEMENT AND PLAN OF MERGER

             SOUTHERN JITNEY JUNGLE COMPANY AND JJ (SOUTHERN), INC.

      THIS AGREEMENT AND PLAN OF MERGER (this "Agreement and Plan of Merger"), dated as of March 5, 1996, is made and entered into by and between JJ (Southern), Inc., a Delaware corporation (the "Merging Corporation"), and Southern Jitney Jungle Company, a Mississippi corporation (the "Surviving Corporation") (such Corporations being sometimes collectively referred to hereinafter as the "Constituent Corporations").

                                   WITNESSETH:

      WHEREAS, the Constituent Corporations desire to effect a merger of the Merging Corporation with and into the Surviving Corporation pursuant to provisions of the Mississippi Business Corporation Act (the "MBCA") and the Delaware General Corporation Law (the "DGCL");

      WHEREAS, the respective Boards of Directors of the Merging Corporation and the Surviving Corporation have determined that it is advisable and in the best interests of each of the Constituent Corporations that the Merging Corporation merge with and into the Surviving Corporation upon the terms and subject to the conditions herein provided;

      WHEREAS, the respective Boards of Directors of the Merging Corporation and the Surviving Corporation have, by resolutions duly adopted, (a) approved this Agreement and Plan of Merger and directed that it be executed by the undersigned officers and (b) have directed that it be submitted to a vote of the shareholders of the Merging Corporation and the shareholders of the Surviving Corporation, respectively;

      WHEREAS, the shareholders of the Merging Corporation and the shareholders of the Surviving Corporation have approved this Agreement and Plan of Merger

      NOW THEREFORE, in consideration of the approval of the agreements herein contained, the parties agree that the Merging Corporation shall be merged with and into the Surviving Corporation, and that the terms and conditions of such merger shall be as hereinafter set forth.

                                  I. THE MERGER

      1.1. Surviving Corporation. Subject to the terms and provisions of this Agreement and Plan of Merger, and in accordance with the MBCA and the DGCL, at the Effective Time (as defined in Section 1.8 hereof) the Merging Corporation shall be merged with and into the Surviving Corporation (the "Merger"). The Surviving Corporation shall be the surviving corporation of the Merger and shall continue its corporate existence under the laws of the State of Mississippi. At the Effective Time the separate corporate existence of the Merging Corporation shall cease.

      1.2. Registered Office of Surviving Corporation. The Surviving Corporation's registered office in the State of Mississippi is located at 1770 Ellis Avenue, Suite 200, County of Hinds, Jackson, Mississippi 39204, and the name of its registered agent in the State of Mississippi is W. H. Holman, Jr.

      1.3. Effects of the Merger. At the Effective Time, the Merger shall have the effects provided for herein and in Section 79-4-11.06 of the MBCA and Sections 252 and 259 of the DGCL

      1.4. Articles of Incorporation. As of the Effective Time, the Amended and Restated Articles of Incorporation attached hereto as Exhibit A shall become the Amended and Restated Articles of Incorporation of the Surviving Corporation (the "Articles of Incorporation") until thereafter duly altered, amended or repealed in accordance with the provisions thereof and applicable law.

      1.5. By-Laws. As of the Effective Time, the By-Laws of the Surviving Corporation as in effect immediately prior to the Effective Time shall become the By-Laws of the Surviving Corporation (the "By-Laws") until thereafter duly altered, amended or repealed in accordance with the provisions thereof, the Articles of Incorporation and applicable law.

      1.6. Directors of the Surviving Corporation. At the Effective Time, the directors of JJ (Southern), Inc. immediately prior to the Merger shall become the directors of the Surviving Corporation and each such person shall serve as a director of the Surviving Corporation until his successor is duly elected and qualified in the manner provided in the By-Laws or as otherwise provided by law or until his earlier death, resignation or removal in the manner provided in the By-Laws or as otherwise provided by law.

      1.7. Officers of the Surviving Corporation. At the Effective Time, each person who is an officer of the Surviving Corporation immediately prior to the Effective Time shall become an officer of the Surviving Corporation with each such person to hold the same office in the Surviving Corporation, in accordance with the By-Laws, as he or she held in the Surviving Corporation immediately prior to the Effective Time.

      1.8. Effective Time. The Merger shall become effective upon filing (the "Effective Time"), provided that a certificate of merger has been filed with the Secretary of State of the State of Delaware in accordance with Section 252 of the DGCL and articles of merger have been filed with the Secretary of State of the State of Mississippi in accordance with the provisions of Section 79-4-11.05 of the MBCA.

      II. MANNER AND BASIS OF EXCHANGING OR CONVERTING SHARES

      2.1. Capitalization of Constituent Corporations.

            (a) The present capitalization of the Surviving Corporation consists of 5,000 shares of Common Stock, par value $10.00 per share ("Surviving Corporation Common Stock"), 4,910 shares of which are issued and outstanding.

            (b) The present capitalization of the Merging Corporation consists of 1,000,000 shares of Common Stock, par value $.01 per share ("Merging Corporation Common Stock"), 1,000 shares of which are issued and outstanding and 1,000,000 shares of Preferred Stock, par value $.01 per share, none of which is issued and outstanding.

      2.2. Exchange or Conversion of Shares. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, all of the shares of Merging Corporation Common Stock shall be cancelled and all of the Surviving Corporation Common Stock issued and outstanding immediately prior to the Effective Time shall remain as fully paid and nonassessable shares of Surviving Corporation Common Stock.

      2.3. Effect of Conversion. At and after the Effective Time, each share certificate which immediately prior to the Effective Time represented outstanding shares of Surviving Corporation Common Stock (a "Surviving Corporation Certificate") shall be deemed for all purposes to evidence ownership of, and to represent, the number of shares of Surviving Corporation Common Stock represented by such certificates immediately prior to the Effective Time pursuant to Section 2.2 hereof. The registered owner of any Surviving Corporation Certificate outstanding immediately prior to the Effective Time as such owner appears in the books and records of the Surviving Corporation immediately prior to the Effective Time, shall, until the Surviving Corporation Certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to and, subject to Section 2.4 hereof, to receive any dividends or other distributions on the shares of Surviving Corporation Common Stock.

      2.4. Surrender of Certificates. The holder of a Merging Corporation Certificate shall surrender the Merging Corporation Certificate after the Effective Time to the Surviving Corporation for cancellation.

      2.5. Effect of Dissenters' Rights. All shares of stock of the Constituent Corporations have been voted in favor of the Merger; therefore, no shareholders are entitled to elect dissenters rights.

                      III. APPROVAL; AMENDMENT; TERMINATION

      3.1. Approval. This Agreement and Plan of Merger has been approved by the shareholders of the Surviving Corporation pursuant to Section 79-4-11.03 of the MBCA and by the shareholders of the Merging Corporation pursuant to Section 251(c) of the DGCL.

      3.2. Abandonment. At any time prior to the Effective Time, this Agreement and Plan of Merger may be terminated and the Merger may be abandoned by the Board of

Directors of either of the Constituent Corporations, or both, notwithstanding approval of this Agreement and Plan of Merger by the shareholders of the Merging Corporation and the shareholders of the Surviving Corporation.

      3.3. Amendment. This Agreement and Plan of Merger may be amended, modified or supplemented by written agreement of the Constituent Corporations at any time prior to the Effective Time, except as provided in Section 251(d) of the DGCL

                                IV. MISCELLANEOUS

      4.1. Additional Actions.

            (a) Subject to Section 3.3 hereof, if either party hereto shall so request prior to the Effective Time, the other party hereto shall from time to time and at any reasonable time execute and deliver to the other party such other and further documents, instruments and assurances and take such other actions as may be reasonably necessary, appropriate or convenient in order to carry out the purpose and intent of this Agreement and Plan of Merger and the transactions contemplated hereby.

            (b) If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that the execution and delivery of any further documents, instruments or assurances or the taking of any other actions may be necessary, appropriate or convenient to (i) vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of the Merging Corporation acquired or to be acquired by reason of, or as a result of, the Merger or (ii) otherwise carry out the purpose and intent of this Agreement and Plan of Merger and the transactions contemplated hereby, the Merging Corporation and its proper officers and directors shall be deemed to have granted hereby to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such documents, instruments and assurances and to take all actions necessary, appropriate or convenient to vest, perfect or confirm title to and the possession of such property or rights in the Surviving Corporation and otherwise to carry out the purpose and intent of this Agreement and Plan of Merger and the transactions contemplated hereby and the proper officers and directors of the Surviving Corporation are hereby fully authorized in the name of the Merging Corporation or otherwise to take any and all such action.

      4.2. Notices. All notices and other communications required or permitted hereunder shall be in writing and, unless otherwise provided in this Agreement and Plan of Merger, shall be deemed to have been duly given when delivered to the addressees at the addresses specified below:

             (a) If to the Merging Corporation:

                   JJ (Southern), Inc.
                   126 East 56th Street
                   29th Floor
                   New York, NY 10022
                   Attention: Harold 0. Rosser II, President

             (b) If to the Surviving Corporation:

                   Southern Jitney Jungle Company
                   1770 Ellis Avenue
                   Suite 200
                   Jackson, MS 39204
                   Attention: W.H. Holman, Jr.

or to such other address or addresses as either party may from time to time designate as to itself by like notice.

      4.3. Waiver. The Merging Corporation, on the one hand, and the Surviving Corporation, on the other hand, by written notice to the other, may waive, modify or extend the time for performance of any of the obligations or other actions of the other under this Agreement and Plan of Merger; provided, however, that neither party may without the consent of the other make or grant such extension of time, waiver or modification of performance with respect to its own obligations hereunder. Except as provided in the preceding sentence, no action taken pursuant to this Agreement and Plan of Merger shall be deemed to constitute a waiver of either party's rights hereunder and shall not operate or be construed as a waiver of any subsequent breach, whether of a similar or dissimilar nature.

      4.4. Entire Agreement. This Agreement and Plan of Merger supersedes any other agreement, whether written or oral, that may have been made or entered into by the Merging Corporation or the Surviving Corporation (or by any director, officer or representative of such parties) relating to the matters contemplated hereby. This Agreement and Plan of Merger constitutes the entire agreement by and between the parties on the subject hereof and there are no agreements or commitments except as expressly set forth herein.

      4.5. Limitations on Rights of the Parties. Nothing expressed or implied in this Agreement and Plan of Merger is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their successors and permitted assigns any rights or remedies under or by reason of this Agreement and Plan of Merger or any transaction contemplated hereby.

      4.6. Applicable Law. This Agreement and Plan of Merger and the legal relations between the parties hereto shall be governed by and construed in accordance with the substantive laws of the State of Mississippi, without giving effect to the principles of conflict of laws thereof, except to the extent that the effectiveness of the Merger may be subject to specific requirements of Delaware law.

      4.7. Execution in Counterparts. This Agreement and Plan of Merger may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

      4.8. Titles and Headings. Titles and headings to articles and sections herein are inserted for convenience of reference only, and are not intended to be a part of or to affect the meaning or interpretation of this Agreement and Plan of Merger.

      4.9. Partial Invalidity. If any term or provision of this Agreement and Plan of Merger or the application thereof to any party or circumstance shall, to any extent, be held invalid and unenforceable, the remainder of this Agreement and Plan of Merger, or the application of such term or provision to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement and Plan of Merger shall be valid and enforceable to the fullest extent permitted by law.

      IN WITNESS WHEREOF, the Merging Corporation and the Surviving Corporation have caused this Agreement and Plan of Merger to be executed by their respective duly authorized officers as of the date first above written.

                                    MERGING CORPORATION:

                                    JJ (SOUTHERN), INC., a
                                    Delaware corporation


                                    By: /s/ Harold O. Rones II
                                        ----------------------------------------
                                        Name: Harold O. Rones II
                                        Title: President

                                    SURVIVING CORPORATION:

                                    SOUTHERN JITNEY JUNGLE COMPANY,
                                    a Mississippi corporation


                                    By: /s/ W. H. Holman, Jr.
                                        ----------------------------------------
                                        Name: W. H. Holman, Jr.
                                        Title: President

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                         SOUTHERN JITNEY JUNGLE COMPANY

      FIRST: The name of the corporation is Southern Jitney Jungle Company.

      SECOND: The corporation is authorized to issue 5,000 shares of Common Stock, par value of $10.00 per share. Shareholders shall not have the right to cumulate their votes for directors nor shall the shareholders be entitled to multiply the number of votes they are entitled to cast by the number of directors for whom they are entitled to vote and cast the product for a single candidate or distribute the product among two (2) or more candidates.

      THIRD: The street address of the corporation's registered office is 453 North Mill Street, Jackson, Mississippi 39202, and the name of its registered agent at that office is W. H. Holman, Jr.

      FOURTH: A director of the corporation will not be liable to the corporation or to its shareholders for monetary damages for any action taken, or any failure to take action, as a director, except liability for: (i) the amount of a financial benefit received by a director to which he is not entitled; (ii) an intentional infliction of harm on the corporation or the shareholders; (iii) a violation of Section 79-4-8.33 of the Mississippi Code of 1972, as amended; or
(iv) an intentional violation of criminal law. If the Mississippi Business Corporation Act is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Mississippi Business Corporation Act, as so amended. Any repeal or modification of this Article by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

      FIFTH: Provisions with respect to indemnification are as follows:

      (A) Definitions. In this article:

      (1) "corporation" includes this corporation and any domestic or foreign predecessor entity of the corporation in a merger or other transaction in which the predecessor's existence ceased upon consummation of the transaction;

      (2) "director" means an individual who is or was a director of the corporation or an individual who, while a director of the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise. A director shall be considered to be serving an employee benefit plan at the

                                   -----------
                                     EXHIBIT
                                       "A"
                                      ____
                                   -----------
involve services by, him to the plan or to participants in or beneficiaries of the plan. "Director" includes, unless the context requires otherwise, the estate or personal representative of a director;

      (3) "expenses" include counsel fees;

      (4) "liability" means the obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses incurred with respect to a proceeding;

      (5) "official capacity" means: (i) when used with respect to a director, the office of director in the corporation; and (ii) when used with respect to an individual other than a director as contemplated in Section (G) hereof, the office in the corporation held by the officer or the employment or agency relationship undertaken by the employee or agent on behalf of the corporation. As used herein, "official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise;

      (6) "party" includes an individual who was, is, or is threatened to be made a named defendant or respondent in a proceeding;

      (7) "proceeding" means any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal;

      (B) Authority to Indemnify. (a) Except as provided in subsection (d) hereof, the corporation shall indemnify any individual made a party to a proceeding because he is or was a director against liability incurred in the proceeding if:

      (1) He conducted himself in good faith; and

      (2) He reasonably believed:

            (i) In the case of conduct in his official capacity with the corporation, that his conduct was in its best interests; and

            (ii) In all other cases, that his conduct was at least not opposed to its best interests; and

      (3) In the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful.

      (b) A director's conduct with respect to an employee benefit plan for a purpose he reasonably believed to be in the interest of the participants in and beneficiaries of the plan is conduct that satisfies the requirement of subsection (a)(2)(ii) of Section (B) hereof.

      (c) The termination of a proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director did not meet the standard of conduct described in this section.

      (d) The corporation may not indemnify a director under this section:

            (1) In connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation; or

            (2) In connection with any other proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

      (e) Indemnification permitted under this section in connection with a proceeding by or in the right of the corporation shall be limited to reasonable expenses incurred in connection with the proceeding.

      (C) Mandatory Indemnification. Unless otherwise limited by these articles of incorporation, the corporation shall indemnify a director who was wholly successful, on the merits or otherwise, in the defense of any proceeding to which he was a party because he is or was a director of the corporation against reasonable expenses incurred by him in connection with the proceeding.

      (D) Advance for Expenses. (a) The corporation shall pay for or reimburse the reasonable expenses incurred by a director who is a party to a proceeding in advance of final disposition of the proceeding if:

            (1) The director furnishes the corporation a written affirmation of his good faith belief that he has met the standard of conduct described in subsection 2 of Section (B) hereof;

            (2) The director furnishes the corporation a written undertaking, executed personally or on his behalf, to repay the advance if it shall be ultimately determined that he did not meet the standard of conduct; and

            (3) A determination shall be made that the facts then known to those making the determination would not preclude indemnification under this article.

      (b) The undertaking required by subsection (a) (2) of Section (D) hereof must be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make repayment.

      (c) Determination and authorizations of payments under this section shall be made in the manner specified in Section (F) hereof.

      (E) Court Ordered Indemnification. Unless these articles of incorporation provide otherwise, a director of the corporation who is a party to a proceeding may apply for indemnification to the court conducting the proceeding or to another court of competent jurisdiction.

      (F) Determination and Authorization of Indemnification. (a) The corporation may not indemnify a director under Section (B) hereof unless authorized in the specific case after a determination has been made that indemnification of the director shall be permissible in the circumstances because he has met the standard of conduct set forth in Section (B) hereof.

      (b) The determination shall be made:

            (1) By the board of directors by majority vote of a quorum consisting of directors not at the time parties to the proceeding;

            (2) If a quorum cannot be obtained under subsection (b)(1) of Section (F) hereof, by majority vote of a committee duly designated by the board of directors (in which designation directors who are parties may participate), consisting solely of two (2) or more directors not at the time parties to the proceeding;

            (3)   By special legal counsel:

                  (i) Selected by the board of directors or its committee in the manner prescribed in subsection (b)(1) or (b)(2) of Section (F) hereof; or

                  (ii) If a quorum of the board of directors cannot be obtained under subsection (b)(1) of Section (F) hereof and a committee cannot be designated under subsection (b)(2) of Section (F) hereof, selected by a majority vote of the full board of directors (in which selection directors who are parties may participate); or

            (4) By the shareholders, but shares owned by or voted under the control of directors who are at the time parties to the proceeding may not be voted on the determination.

      (c) Authorization of indemnification and evaluation as to reasonableness of expenses shall be made in the same manner as the determination that indemnification shall be permissible, except that if the determination shall be made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of expenses shall be made by those entitled under subsection (b)(3) of Section (F) hereof to select counsel.

      (d) The corporation agrees to submit requests for indemnification or advancement of expenses to the board of directors of the corporation or to the shareholders of the corporation, as applicable, within a reasonable time after the director requests in writing that the corporation indemnify the director or advance expenses to him.

      (G) Indemnification of Officers, Employees and Agents. Unless otherwise provided herein:

      (1) An officer of the corporation who is not a director shall be entitled to mandatory indemnification under Section (C) hereof, and shall be entitled to apply for court-ordered indemnification under Section (E) hereof, in each case to the same extent as a director;

      (2) The corporation shall indemnify and advance expenses under this article to an officer of the corporation who is not a director to the same extent as to a director; and

      (3) The corporation shall also indemnify and advance expenses to an officer who is not a director to the extent, consistent with public policy, that may be provided by the articles of incorporation, bylaws, general or specific action of the board of directors or contract.

      (H) Right of Corporation to Insure. The corporation may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the corporation or who, while a director, officer, employee or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against liability asserted against or incurred by him in that capacity or arising from his status as a director, officer, employee or agent, whether or not the corporation would have power to indemnify him against such liability under Sections (B) or (C) hereof or applicable law.

      (I) Application of Article. (a) Unless these articles of incorporation provide otherwise, any authorization of indemnification in the articles of incorporation or the bylaws shall not be deemed to prevent the corporation from providing the indemnity permitted or mandated by applicable law.

      (b) The board of directors of the corporation shall have power to make any further indemnity, including advance of expenses, to and to enter contracts of indemnity with any director, officer, employee or agent, except an indemnity against his gross negligence or willful misconduct. Any determination as to any further indemnity shall be made in accordance with subsection (b) of Section (F) hereof. Each such indemnity may


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

continue as to a person who has ceased to have the capacity referred to above and may inure to the benefit of the heirs, executors and administrators of such person.

      (c) The corporation shall pay or reimburse expenses incurred by a director in connection with his appearance as a witness in a proceeding at a time when he has not been made a named defendant or respondent to the proceeding when his appearance as a witness is in connection with his serving as a director of the corporation.

      (J) Right to Bring Action to Enforce. The rights to indemnification and to the advancement of expenses conferred under this article shall be contract rights. If a claim under this article is not paid in full by the corporation within 90 days after a written claim has been received by the corporation, the director making such claim may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the director shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action that the director has not met the standards of conduct which make it permissible under this article or the laws of the State of Mississippi for the corporation to indemnify the director for the amounts claimed, but the burden of proving such defense shall be on the corporation. Neither the failure of the corporation (including its board of directors, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action that indemnification of the director shall be proper in the circumstances because he has met the applicable standard of conduct set forth under the laws of the State of Mississippi or under these articles of incorporation, nor an actual determination by the corporation (including its board of directors, independent legal counsel, or its shareholders) that the director had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the director had not met the applicable standard of conduct.

      Dated: March 5, 1996.

                                       SOUTHERN JITNEY JUNGLE COMPANY


                                       By: /s/ W. H. Holman, Jr.
                                           -------------------------------------
                                           W. H. Holman, Jr., Chairman and CEO


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